                                                                   EXHIBIT 10.27


                               EQUIPMENT SCHEDULE
                           (Quasi Lease - Fixed Rate)
                                SCHEDULE NO. 005
                            DATED THIS NOV 28, 2001
                            TO MASTER LEASE AGREEMENT
                            DATED AS OF MAY 10, 2001

LESSOR & MAILING ADDRESS:                          LESSEE & MAILING ADDRESS:
GENERAL ELECTRIC CAPITAL CORPORATION               VARIAGENICS, INC.
401 MERRITT 7 SUITE 23                             60 HAMPHIRE STREET
NORWALK, CT 06851-1177                             CAMBRIDGE, MA 02139

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT", said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the AGREEMENT, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the "EQUIPMENT").

NUMBER              CAPITALIZED
OF UNITS            LESSOR'S COST         MANUFACTURER                 SERIAL NUMBERS            YEAR/MODEL AND TYPE OF EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------------

"SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF"

B.   FINANCIAL TERMS

 1.     Advance Rent (if any):  $ 9,883.11.                    6.    Lessee Federal Tax ID No.: 043182077.
 2.     Capitalized Lessor's Cost:  $ 412,851.25.              7.    Last Delivery Date: 11/28/01.
 3.     Basic Term (No. of Months):  48 Months.                8.    Daily Lease Rate Factor:  .08.
 4.     Basic Term Lease Rate Factor:  2.393867.               9.    Interest Rate: 7.2970% per annum.
 5.     Basic Term Commencement Date:  DEC 1, 2001.           10.    Option Payment:  $ $1.00

11. First Termination Date: N/A (_____) months after the Basic Term Commencement Date.

12. Interim Rent: For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on DEC 1, 2001.

13. Basic Term Rent. Commencing on DEC 1, 2001 and on the same day of each month thereafter (each, a "RENT PAYMENT DATE") during the Basic Term, Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

14. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C. INTEREST RATE: Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.   PROPERTY TAX

     PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN CAMBRIDGE, MA.

     Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.   ARTICLE 2A NOTICE

     IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS "SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF" FOR SUPPLIERS' NAMES (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.   STIPULATED LOSS AND TERMINATION VALUE TABLE*

                      Termination       Stipulated                         Termination       Stipulated
                      Value             Loss Value                         Value             Loss Value
      Rental          Percentage        Percentage            Rental       Percentage        Percentage
      Basic
        1             100.606           104.578                25           54.237            56.739
        2              98.806           102.716                26           52.155            54.596
        3              96.995           100.843                27           50.060            52.440
        4              95.172            98.960                28           47.952            50.271
        5              93.339            97.065                29           45.832            48.089
        6              91.494            95.160                30           43.698            45.894
        7              89.639            93.243                31           41.552            43.687
        8              87.772            91.314                32           39.393            41.466
        9              85.893            89.375                33           37.220            39.232
       10              84.003            87.424                34           35.034            36.985
       11              82.102            85.461                35           32.835            34.725
       12              80.189            83.487                36           30.623            32.451
       13              78.265            81.501                37           28.397            30.164
       14              76.328            79.504                38           26.157            27.863
       15              74.381            77.495                39           23.904            25.549
       16              72.421            75.474                40           21.638            23.221
       17              70.449            73.441                41           19.357            20.879
       18              68.465            71.396                42           17.063            18.524
       19              66.469            69.339                43           14.754            16.154
       20              64.462            67.270                44           12.432            13.771
       21              62.441            65.188                45           10.095            11.373
       22              60.409            63.095                46            7.745             8.961
       23              58.364            60.989                47            5.380             6.535
       24              56.307            58.870                48            3.000             4.094

     *The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.   PAYMENT AUTHORIZATION

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

      COMPANY NAME                                  ADDRESS                                      AMOUNT
      -------------------------------------------------------------------------------------------------
      Variagenics, Inc.                             60 Hampshire St., Cambridge, MA 02139       $402,968.14

      GECC                                          Advanced Rental                                9,883.11

      Total Disbursement                                                                        $412,851.25

     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

PURSUANT TO THE PROVISIONS OF THE LEASE, AS IT RELATES TO THIS SCHEDULE, LESSEE HEREBY CERTIFIES AND WARRANTS THAT (I) ALL EQUIPMENT LISTED ABOVE IS IN GOOD CONDITION AND APPEARANCE, HAS BEEN DELIVERED AND INSTALLED (IF APPLICABLE) AS OF THE DATE STATED ABOVE AND IN WORKING ORDER; (II) LESSEE HAS INSPECTED THE EQUIPMENT, AND ALL SUCH TESTING AS IT DEEMS NECESSARY HAS BEEN PERFORMED BY LESSEE, SUPPLIER OR THE MANUFACTURER; AND (III) LESSEE ACCEPTS THE EQUIPMENT FOR ALL PURPOSES OF THE LEASE AND ALL ATTENDANT DOCUMENTS.

LESSEE DOES FURTHER CERTIFY THAT AS OF THE DATE HEREOF (I) LESSEE IS NOT IN DEFAULT UNDER THE LEASE; AND (II) THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE PURSUANT TO OR UNDER THE LEASE ARE TRUE AND CORRECT ON THE DATE HEREOF.

     Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in this Schedule and adding any other collateral described herein and containing any other information required by the applicable Uniform Commercial Code. Further, Lessee irrevocably grants to Lessor the power to sign Lessee's name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment.

     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

     LESSOR:                                      LESSEE:
     GENERAL ELECTRIC CAPITAL CORPORATION         VARIAGENICS, INC.

     By:  /s/ John Edel                           By: /s/ Richard P. Shea
          ---------------------------                 ----------------------

     Name:    John Edel                           Name:   Richard P. Shea
          ---------------------------                    -----------------------

     Title:   SVP                                 Title: Chief Financial Officer
          ---------------------------                    -----------------------

                                                                       EXHIBIT A
                                                                     4116820-005

       COMPANY NAME         VARIAGENICS, INC.
       EQUIPMENT LOCATION:  60 HAMPSHIRE ST
                            CAMBRIDGE, MA 02139

                             Equip                                                                           Unit           Ext.
Item#       Supplier         Code                    Description                QTY       Serial #           Price          Price
------------------------------------------------------------------------------------------------------------------------------------
  1           VWR           Lab        Allegra 6 non-refrigerated centrifuge     2       ALS01C31            4,224.00       8,448.00
                                                                                         ALS01B02
                            Lab               GH-3.8 Horizontal Rotor            2                           2,362.80       4,725.60
                            Lab               GH-3.8 Horizontal Rotor            2                           2,362.80       4,725.60
                            Lab        Allegra 6 non-refrigerated centrifuge     2                           4,224.00       8,448.00
                            Lab               TB ADPT F/GH3.7/8 PK-4             1                             303.60         303.60
                            Lab             Carrier assy, Microplus pk2          4                           1,091.20       4,364.80
                            Lab            Univac3, Dual Stag Vac Manfld         1                           1,155.00       1,155.00
                            Lab                  Flask, Filtering                1                              53.19          53.19
                            Lab               GH-3.8 Horizontal Rotor            1                           2,362.80       2,362.80
                            Lab               TB ADPT F/GH3.7/8 PK-4             1                             303.60         303.60
                            Lab        Allegra 6 non-refrigerated centrifuge     1                           4,224.00       4,224.00
                            Lab             Carrier assy, Microplus pk2          1                           1,091.20       1,091.20
                            Lab        Allegra 6 non-refrigerated centrifuge     2                           4,224.00       8,448.00
                            Lab                FRZR UPRT Val 17.2ft              1                           5,235.00       5,235.00

  2           CDW           Comp                HP Procurve Switch               1       SSG11160193         1,725.00       1,725.00
                            Comp                HP Procurve Switch               1       SG10901138          1,687.89       1,687.89
                            Comp                  HP Procurve 8PT                5       M7757LL/OA,           429.66       2,148.30
                                                                                     1PJ411A, 3C905B-YX-NM,
                                                                                         3C905C-TX-M
                                                                                         52L77586

                            Comp          AESP CAT5 Patch Mold Snag Blue         5                              10.47          52.35
                            Comp               NEC Accusync 70 17in              4       S1336924YE,           189.95         759.80
                                                                                         S1336931YE,
                                                                                         S1336935YE,
                                                                                         S1336937YE
                            Comp               IBM 17in E74 Monitor              4       S55ZLX54,             239.26         957.04
                                                                                         S55ZLY60,
                                                                                         S55ZLY76,
                                                                                         S55ZLY90

                            Comp           SYM Norton Utilities Mac V6.0         1                              95.63          95.63
                            Frt                 Shipping & Handling              1                             149.85         149.85
                            Comp                  Avocent Outlook                1                             860.00         860.00
                            Comp               IBM 17in E74 Monitor              1       S55ZNC90              239.26         239.26
                            Frt                 Shipping & Handling              1                              29.06          29.06
                            Comp                 Apple IMAC G3/400              10     YM110BM3KLX,            893.99       8,939.90
                                                                                       YM1109ULKLX,
                                                                                       YM122ALGKLX,
                                                                                       YM122AMHKLX,
                                                                                       YM122AMJKLX,
                                                                                       YM122AMKKLX,
                                                                                       YM122AMHKLX,
                                                                                       YM122AMQKLX,
                                                                                       YM122AMRKLX,
                                                                                       YM123967KLX

                            Comp             Kingston 128MB Apple IMAC          10                              57.00         570.00
                            Frt                 Shipping & Handling              1                             210.79         210.79
                            Comp                 Apple IMAC G3/400               1    SYM1172PBKLX             893.99         893.99
                            Comp             Kingston 128MB Apple IMAC           1                              89.99          89.99
                            Frt                 Shipping & Handling              1                              20.99          20.99
                            Comp                  Apple MAC Srvr                 1                             889.91         889.91
                            Comp                 Apple IMAC G3/400               3    YM1154MEKLX,             893.99       2,681.97
                                                                                      YM1154RDKLX,
                                                                                      YM1154RTKLX

                            Comp             Kingston 256MB Apple IMAC           3                              89.99         269.97
                            Comp                 HP LJ 8000 DuPlex               1     LFN0408819              449.82         449.82
                            Frt                 Shipping & Handling              1                              83.25          83.25
                            Soft            Epartners Software Licenses          1                           1,378.22       1,378.22

  3      MicroWarehouse     Comp                Lap Top 570E P3/450              1      S78BC471             1,599.00       1,599.00
                            Comp                Mem Puser Dimm 64MB              1                              79.95          79.95
                            Comp                 Realport Ethernet               1                             109.00         109.00
                            Comp                CPU CPQ Deskpro Ex               1    6B0BFR73D07Z             509.00         509.00
                            Comp          IBM Ultrabase for Thinkpad 570         1                             115.00         115.00
                            Soft              CD-ROM IBM Thinkpad 570            1                             139.00         139.00
                            Frt                 Shipping & Handling              1                              52.35          52.35
                            Comp                 Power Mac G4 Cube               2    SSG036Q2UK59           1,284.00       2,568.00
                            Comp           Free 128MB PC100 w/power Mac          2                             150.00         300.00
                            Comp               MAC Install Hardware              2                              29.00          58.00
                            Frt                 Shipping & Handling              1                              62.69          62.69

               Invoice           Vendor
Item#           Total             Total            PO #       Invoice #     Inv Date        Ck #        Ck Amt
------------------------------------------------------------------------------------------------------------------
  1                                                7348        7408862       5/14/01       13754       19,579.51
             $13,173.60
              $4,725.60                            7437        7622956       6/6/01        14064       45,160.64
                                                   7437        7568083       5/31/01       14064       45,160.64
              $8,751.60
              $4,364.80                            7437        7568110       5/31/01       14064       45,160.64
                                                   7453        7708263       6/14/01       14064       45,160.64
              $1,208.19
                                                   7583        7826403       6/26/01       14185       20,684.07
              $2,666.40
                                                   7583        7826402       6/25/01       14184       20,684.07
              $5,315.20
              $8,448.00                            7437        7771673       6/20/01       14185       20,684.07
              $5,235.00         $53,888.39         7584        7950337       7/10/01       14372       10,608.47

  2           $1,725.00                            7236        DQ91760       4/27/01       13544        2,388.18
                                                   7332        DS50893        5/9/01       13622        7,073.11
              $5,850.86
                                                   7449        DW25364       6/6/01        13942       2,624.93
              $1,128.32
                                                   7755        ED94061       7/30/01       14467       17,996.87
              $9,720.69
                                                   7677        EB71941       7/13/01       14467       17,996.87

              $1,004.97
                                                   7677        EB58571       7/12/01       14467       17,996.87
              $4,374.92
              $1,378.22         $25,182.98         7733        ED22496       7/24/01       14467       17,996.87

  3                                                6715      p58359920001    1/3/01        12477       3,544.29
              $2,603.30
                                                   7338      p67857770001    5/11/01       13648        2,988.69
              $2,988.69          $5,591.99

  4     Hamilton Company    Lab               Microlab MPH-96 System             1     ML41BC2185           63,000.00    63,000.00
                            Lab               Microlab MPH-96 System             1     ML41BF2197           63,000.00    63,000.00
                            Frt                       Freight                    1                             497.77       497.77

  5      PC Connection      Comp                   HP Laser Jet                  1     SUSBGB10444           1,129.00     1,129.00
                            Comp                  PowerMac G4/G3                 2                              79.95       159.90
                            Frt                       Freight                    1                              29.45        29.45
                            Tax                      Sales Tax                   1                              64.45        64.45

  6   Agilent Technologies  Lab               2100 Bioanalyzer System            1     DE11400679           21,000.00    21,000.00
                            Lab                RNA 6000 LabChip Kit              1                             399.00       399.00

  7       MWG Biotech       Lab                   Primus 96 Lega                 8    015.0701.1299,         6,298.50    50,388.00
                                                                                      015.0701.1303,
                                                                                      015.0701.1306,
                                                                                      015.0701.1309,
                                                                                      015.0701.1310,
                                                                                      015.0701.1311,
                                                                                      015.2000.951,
                                                                                      015.2700.1019


                            Lab                     Primus Card                  2                             169.15       338.30
                            Frt                 Shipping & Handling              1                             400.00       400.00

  8           Dell          Comp                Dell PowerEdge 1550              1        9VL4R01            5,053.00     5,053.00
                            Frt                 Shipping & Handling              1                             145.00       145.00
                            Tax                         Tax                      1                             259.90       259.90
                            Comp          Solomon Server - PowerEdge 350         1        1LMX001            3,470.00     3,470.00
                            Frt                 Shipping & Handling              1                              77.00        77.00
                            Tax                         Tax                      1                             177.35       177.35

  9          Bruker         Lab                Digitizer LSA1000-14              1                          17,500.00    17,500.00

 10     Image Technology    Ofc                  KM - 6230 Copier                2      37005351            14,800.00    29,600.00
                                                                                        37003826
                            Tax                         Tax                      1                           1,480.00     1,480.00

 11    Laboratory Systems    TI           Oak Lab Casework & 2 Fume Hoods        1                          21,700.00    21,700.00
                             TI                    Installation                  1                           5,155.00     5,155.00
                            Tax                      Sales Tax                   1                           1,085.00     1,085.00

 12     SideBand Systems    Comp     Used, Proxim Strtum 100 Microwave Bridges   2    15398,15418,                       29,000.00
                                                                                      15809, 15807          14,500.00
                             Tax                       Sales Tax                 1                           1,450.00     1,450.00

 13  Optical Analysis Corp. Lab              PLAN APO 1.25X Objective            1                           1,378.00     1,378.00
                            Frt                       Freight                    1                               8.31         8.31

 14    Penguin Computing    Comp                Relion 100 E Server              4     P0131012,             1,333.00     5,332.00
                                                                                       P0131034,
                                                                                       P0131035,
                                                                                       P0131036
                            Frt                 Shipping & Handling              1                             384.03       384.03
                            Comp                Relion 100 E Server              2     P0131012,             1,055.00     2,110.00
                                                                                       P0131013
                            Frt                 Shipping & Handling              1                             151.97       151.97

 15       Tomtec, Inc       Lab             Ultrasonic Tip Wash System           1                           2,250.00     2,250.00
                            Frt                 Shipping & Handling              1                              15.46        15.46

                                                                                                         FUNDING TOTAL:

  4          $63,000.00                            7171         640421       4/20/01       13605       63,361.58
                                                   7582         651187       7/12/01       14342       65,696.73
             $63,497.77        $126,497.77

  5                                                7239       31426457       4/24/01       13573        1,382.80
              $1,382.80          $1,382.80

  6          $21,000.00                            7253       100347356      4/26/01       13612       21,399.00
                $399.00         $21,399.00         7253       100347360      4/26/01       13612       21,399.00

  7                                                7353       I0034178       5/19/01       13876       51,126.30
             $51,126.30         $51,126.30

  8                                                7717       612539338      7/24/01       14584       5,457.90
              $5,457.90
                                                             612537829       7/20/01       14474       3,724.35
              $3,724.35          $9,182.25

  9          $17,500.00         $17,500.00         7463           3346       7/31/01       14466       17,500.00

 10                                                7768         12635A        8/7/01       14484       31,080.00
             $31,080.00         $31,080.00

 11                                                7410           1736        8/2/01       14696       27,940.00

             $27,940.00         $27,940.00

 12
                                                   7886           3410       8/30/01       14741       30,450.00
             $30,450.00         $30,450.00

 13                                                7812       0212343-IN     8/13/01       14718        1,386.31
              $1,386.31          $1,386.31

 14                                                7704        90009084       8/6/01       14722        7,978.00



              $5,716.03
                                                   7704        9009041        8/2/01       14722        7,978.00

              $2,261.97          $7,978.00

 15                                                7860          11470       8/17/01       14753        2,265.46
              $2,265.46          $2,265.46
FUNDING TOTAL $412,851.25      $412,851.25

 VARIAGENICS, INC.
 By: /s/ RPS
    --------
 Title: CFO
        ---

         EQUIPMENT        TOTAL FOR
           CODE            CATEGORY             % of TOTAL
         ---------       -----------            ----------
         LAB             $273,141.69                66%
         FURN                  $0.00                 0%
         OFC              $29,600.00                 7%
         TI               $26,855.00                 7%
         COMP             $74,902.67                18%
         SOFT              $1,517.22                 0%
         TAX               $4,516.70                 1%
         FRT               $2,317.97                 1%
         TOTAL            412,851.25               100%

                                     ANNEX B

                                  BILL OF SALE

     FOR FOUR HUNDRED TWELVE THOUSAND EIGHT HUNDRED FIFTY-ONE AND--25/00 ($412,851.25) AND OTHER VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, VARIAGENICS, INC. (the "Seller") does hereby sell, transfer and deliver to GENERAL ELECTRIC CAPITAL CORPORATION (the "Buyer"), its successors and assigns, all of Seller's right, title and interest in and to the following equipment (the "Equipment"):

     SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

     TO HAVE AND TO HOLD the same unto the Buyer, its successors and assigns, forever.

     THE SELLER WARRANTS AND REPRESENTS THAT IT OWNS (AND HAS GOOD AND MARKETABLE TITLE TO) THE EQUIPMENT FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES, AND HAS FULL POWER, RIGHT AND AUTHORITY TO CONVEY TITLE THERETO TO THE BUYER. THE FOREGOING WARRANTY OF TITLE SHALL INURE TO THE BENEFIT OF ANY PURCHASER OF THE EQUIPMENT FROM THE BUYER AND TO GENERAL ELECTRIC CAPITAL CORPORATION WHICH IS FINANCING THE PURCHASE OF THE EQUIPMENT BY THE BUYER.

     Except for the foregoing warranty of title, the Equipment is sold, "AS-IS", "WHERE-IS", without warranty of merchantability or fitness.

     IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by a duly authorized officer this ___ day of __ __, _______

                                              VARIAGENICS, INC.
                                              -----------------
                                                (Seller)

                                              By: /s/ Richard P. Shea
                                                 --------------------
                                              Title: Chief Financial Officer
                                                     -----------------------